SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                       First Kansas Financial Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price  or  other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement No.:
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          (3) Filing Party:
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          (4) Date Filed:
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

                       FIRST KANSAS FINANCIAL CORPORATION

                              Parent Corporation Of

                        FIRST KANSAS FEDERAL SAVINGS BANK



March 14, 2000

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Kansas Financial Corporation (the "Corporation"), I cordially invite you to attend the annual meeting of stockholders to be held at the Corporation's offices at 600 Main Street, Osawatomie, Kansas, on April 18, 2000, at 1:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

         The Board of Directors of the Corporation has determined that the matters to be considered at the meeting, described in the accompanying Notice of Annual Meeting and proxy statement, are in the best interest of the Corporation and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                              Sincerely,



                                              /s/Larry V. Bailey
                                              ----------------------
                                              Larry V. Bailey
                                              President

--------------------------------------------------------------------------------
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 18, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of First Kansas Financial Corporation (the "Corporation"), will be held at the Corporation's corporate headquarters at 600 Main Street, Osawatomie, Kansas on April 18, 2000, at 1:00 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of three directors of the Corporation;

     2. The ratification of the First Kansas Financial Corporation 1999 Stock Option Plan; and

     3. The ratification of the First Kansas Federal Savings Bank 1999 Restricted Stock Plan.

The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 3, 2000, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE CORPORATION A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Galen E. Graham
                                              ----------------------------
                                              Galen E. Graham
                                              Secretary
Osawatomie, Kansas
March 14, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 18, 2000
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------
         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Kansas Financial Corporation (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation which will be held at the corporate headquarters at 600 Main Street, Osawatomie, Kansas on April 18, 2000, at 1:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 14, 2000. The Corporation is the parent corporation of First Kansas Federal Savings Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon (1) the election of three directors; (2) the ratification of the First Kansas Financial Corporation 1999 Stock Option Plan (the "Option Plan");and (3) the ratification of the First Kansas Federal Savings Bank 1999 Restricted Stock Plan (the "RSP"). The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with his best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------
         Stockholders who execute proxies may revoke them at any time. Unless so revoked, the shares represented by proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for director set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, matters incident to the conduct of the Meeting, and as to any other matters that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------
         Executive officers and directors of the Corporation have an interest in certain matters to be acted upon at the Meeting. Upon stockholder ratification of the Option Plan and the RSP, the awards under these plans will properly vest upon a change in control, as defined in the Option Plan and the RSP. Such accelerated vesting will be permitted only if these plans are ratified by stockholders more than one year after the Bank completed its mutual-to-stock conversion. The ratification of the Option Plan and the RSP are being presented as Proposal II and Proposal III, respectively.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------
         Stockholders of record as of the close of business on March 3, 2000 (the "Record Date"), are entitled to one vote for each share of common stock of the Corporation (the "Common Stock") then held. As of the Record Date, the Corporation had 1,332,308 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Corporation ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Corporation or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Corporation's bylaws, directors are elected by a plurality of votes cast.

         As to the ratification of the Option Plan and the RSP, which are submitted as Proposals II and III, respectively, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. With respect to Proposals II and III, the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder ratification.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                        Percent of Shares of
                                                  Amount and Nature of      Common Stock
Name and Address of Beneficial Owner              Beneficial Ownership       Outstanding
------------------------------------              --------------------  --------------------

First Kansas Federal Savings Bank                        124,315             9.3%
Employee Stock Ownership Plan (the "ESOP")
600 Main Street
Osawatomie, Kansas 66064 (1)

Sandler O'Neill Asset Management, LLC                    115,000             8.6%
712 Fifth Avenue
New York, New York 10019 (2)

Mr. Bradford M. Johnson                                  124,200             9.3%
P.O. Box 8208
Shawnee Mission, Kansas 66208 (3)

First Manhattan Co.                                       90,800             6.8%
437 Madison Avenue
New York, NY  10022 (4)

All directors and officers of the Corporation            132,377             9.9%
       as a group (8 persons) (5)

---------------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Corporation. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors of the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares, and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee.
(2) Number of shares is based upon an amended Schedule 13D, filed with the Securities and Exchange Commission ("SEC"), on January 10, 2000, on behalf of the named entity, Malta Partners, L.P., Malta Hedge Fund, L.P., Malta Partners II, L.P., Malta Hedge Fund II, L.G., SOAM Holdings, LLC, and Mr. Terry Maltese.
(3) Number of shares is based upon an amended Schedule 13D filed with the SEC on December 14, 1999.
(4) Number of shares is based upon a Schedule 13G, filed with the Securities and Exchange Commission ("SEC") on February 10, 2000, on behalf of the named entity by Neal K. Stearns, General Partner. (5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 23,308 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date. Excludes 120,334 shares held by the ESOP (124,315 shares less 3,981 shares allocated to executive officers) over which certain non-employee directors, as trustees to the ESOP, exercise shared voting power. Excludes 62,157 shares of Common Stock held by the RSP over which certain directors, as members of the RSP Committee and as RSP Trustees, exercise voting power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP and the RSP.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------
         Section 16(a) of the 1934 Act requires the Corporation's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Corporation. The Corporation is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Corporation, or written representations from certain reporting persons that no Forms 5 were required, the Corporation believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1999 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
         The Articles of Incorporation require that directors be divided into three classes, each class to be elected for a term of three years or until their successors are elected or qualified. The Board of Directors currently consists of six members. The Board of Directors has nominated James E. Breckenridge and Roger L. Coltrin to serve as directors of the Corporation, each for a three-year term, and Sherman W. Cole to serve as director of the Corporation for a one-year term.

         Directors of the Corporation are elected by a plurality of the votes cast. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason any of the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors, their names, ages, the year they first became a director of the Bank and the Corporation, the expiration date of their current term as a director of the Corporation, and the number and percentage of shares of the Common Stock beneficially owned.

                                                                                      Shares of
                                     Age at           Year First        Current      Common Stock         Percent
                                  December 31,        Elected or        Term to      Beneficially            of
Name                                 1999             Appointed(1)       Expire       Owned (2)(3)         Class
----                              ----------          -----------       -------       ------------         -------

                                          BOARD NOMINEES FOR TERM TO EXPIRE IN 2003

James E. Breckenridge                  52                1977             2000       12,175(4)(5)            --*
Roger L. Coltrin                       60                1996             2000       31,455(4)(5)          2.36%

                                          BOARD NOMINEE FOR TERM TO EXPIRE IN 2001

Sherman W. Cole                        56                 n/a             n/a        12,876                  --*

                                                    DIRECTORS IN OFFICE

J. Darcy Domoney                       46                1995             2001        6,195(4)(5)            --*
Donald V. Meyer                        54                1989             2002       22,175(4)(5)          1.66%
Larry V. Bailey                        57                1989             2002       32,188(6)             2.40%

--------------------------
*Less than 1%.
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank as of February 1998 became directors of the Corporation when it was incorporated in February 1998.
(2)  Beneficial ownership as of the Record Date.

(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Includes 1,553 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(5) Excludes 124,315 shares of Common Stock held by the ESOP over which such individual, as a member of the ESOP Committee and as an ESOP Trustee, exercises voting power. Once allocated to participant accounts, such Common Stock are voted by the ESOP Trustees as directed by the plan participant as the beneficial owner of such Common Stock. Shares which are unallocated to participating employees (111,884 shares) and shares for which no voting directions are received are voted by the ESOP Trustees as directed by the ESOP Committee. Also excludes 62,517 shares of Common Stock held by the RSP over which such individual, as a member of the RSP Committee and as an RSP Trustee, exercises voting power. Such individuals disclaim beneficial ownership of with respect to ESOP and RSP shares.
(6) Includes 7,769 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

         The principal occupation of, and other information about, each director, nominee and executive officer is set forth below as of December 31, 1999. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated.

         James E. Breckenridge has been a director of the Bank since 1977. Since January 1997 Mr. Breckenridge has been employed by Thorn Industries, an appliance, electronics and furniture store. Until January 1996, Mr. Breckenridge was President and majority stockholder of Breck's Inc., a men's clothing store.

         Sherman W. Cole has been an advisory director of the Bank since 1992. Mr. Cole presently assists on special projects at the Osawatomie State Hospital where he retired from full-time employment after 33 years of service. Mr. Cole is mayor of Osawatomie and is active in many civic roles throughout Miami County.

         Roger L. Coltrin has served the Bank as an advisory director since 1989. In January 1996 he became a voting director. Mr. Coltrin is the manager of the Runyan Funeral Home and until 1997 was a majority stockholder in this business. He is a member of the Past Mayors Council, the High School Site
Committee and the local Lions Clubs. Mr. Coltrin is also a member of the Louisburg Chamber of Commerce.

         J. Darcy Domoney has served the Bank as a director since 1995 and as Chairman since January 1997. Mr. Domoney is a partner in the law firm of Winkler, Lee, Tetwiler, Domoney & Schultz. He is a member of the Paola Rotary Club and is on the Rotary District Youth Exchange Committee.

         Donald V. Meyer has been a director of the Bank since 1989 and was Chairman of the Board for four years. He is a dentist with a solo practice in Paola.

         Larry V. Bailey has served the Bank since 1989 as President and Chief Executive Officer ("CEO"). He is also Chief Financial Officer ("CFO") of the Bank and a member of the Board of Directors. Mr. Bailey was a director of the Osawatomie Chamber of Commerce and is the Treasurer of the local Lions Club. He is also a director of the Miami County Economic Development Corporation and a director of Osawatomie's "Christmas in October."

         William R. Butler, Jr. has been a director of the Bank since 1977. He has been actively involved in the local community, having owned and operated several retail businesses in Osawatomie. Mr. Butler has served as an Osawatomie City Councilman and presently serves as a Miami County Commissioner. Mr. Butler is a member of the Osawatomie Chamber of Commerce, a member of the Miami County

Crimestoppers, and serves as a director of the Miami County Economic Development Corp. Mr. Butler will retire from the Board as of April 18, 2000.

Executive Officers

         Daniel G. Droste, age 42, is a Senior Vice President and the Treasurer of the Bank. He has been employed with the Bank since 1979. Mr. Droste is also the Treasurer and Assistant Scout Master for Boy Scout Troop 100 and a member of the Paola Sunrise Lions Club. He is also currently the Chairman of the Holy Trinity Church Building Committee and Co-Chairman of the Holy Trinity Church Development Team. He has also over the past several years been an active participant in the "Christmas in October" program.

         Galen E. Graham, age 60, has served as an executive officer of the Bank since 1970. He is a Senior Vice President and the Secretary of the Bank.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------
         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1999, the Board of Directors held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during this time period.

         During the 1999 fiscal year, Directors Breckenridge, Butler, Coltrin, Meyer, Bailey and Domoney acted as the Corporation's nominating committee ("Nominating Committee"), which is a non-standing committee, for selecting the management nominees for election of directors in accordance with the Corporation's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors met twice as the Nominating Committee during the 1999 fiscal year.

         The Audit Committee, a standing committee, is comprised of Directors Breckenridge (Chairman), Coltrin and Meyer. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met quarterly during the fiscal year ended December 31, 1999.

         The Compensation Committee, a standing committee, consists of Directors Coltrin (Chairman), Domoney and Breckenridge. The Compensation Committee meets on call. It offers guidance to the Bank's and the Corporation's management. The Corporation's Compensation Committee met two times during the fiscal year ended December 31, 1999.

         The Compensation Committee is directed to act on compensation matters, and any action taken by the Compensation Committee must be approved by the Board of Directors. The Board of Directors did meet in fiscal 1999 to review and approve salary adjustments for the Corporation's senior management. The Bank's Board of Directors met two times during fiscal 1999 to act on compensation matters.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------
Director Compensation

         Each director is paid monthly. Since January 1, 1999, each director (including the Chairman of the Board) has been paid a monthly fee of $1,000. Total aggregate fees paid to the directors for the year ended December 31, 1999 were $72,000.

         Stock Awards. Under the Option Plan, each non-employee director has been awarded options to purchase 7,769 shares of Common Stock at an exercise price of $10.75. Each non-employee director has been granted 3,107 shares of restricted Common Stock under the RSP. Stockholders have previously approved the Option Plan and the RSP, and such plans are being presented for stockholder ratification at the Meeting in order to comply with certain regulatory requirements.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Larry V. Bailey for the years ended December 31, 1999, 1998 and 1997. No other employee earned in excess of $100,000 for the year ended December 31, 1999.

                                                             Long Term Compensation
                                Annual Compensation                     Awards
                                --------------------         ----------------------
                                                                            Securities
                                                            Restricted      Underlying
Name and                Fiscal                                 Stock         Options/          All Other
Principal Position       Year     Salary         Bonus      Awards($)(1)     SARs(#)(3)      Compensation(4)
-------------------      ----     ------         -----     -------------    ----------      ---------------
Larry V. Bailey          1999     $125,000      $15,000      $167,044(2)       38,848           $63,081
Director, President,     1998      120,000       15,000         --               --               6,818
CEO & CFO                1997      120,000       15,000         --               --              11,845

-----------------------

(1) At December 31, 1999, Mr. Bailey held 15,539 shares of restricted Common Stock with a value of $174,814 based on the closing market price of the Common Stock on December 31, 1999.

(2) Represents 15,539 shares of restricted Common Stock awarded to Mr. Bailey on February 2, 1999, based upon the closing market price of $10.75 as of the date of the award. Dividends will be paid on restricted stock granted under the RSP. Awards are earned at a rate of 20% per year beginning one year after the effective date of the grant.

(3) Such options, by their terms, shall be first exercisable at a rate of 20% one year following the date of the grant of the option and 20% per year on the anniversary date of the date of the grant thereafter, but in no event shall such option be exercisable more than ten years after the effective date of grant.

(4) Includes Bank matching contributions of $3,320, $3,333, and $3,167 under the 401(k) Plan and Bank contributions of $0, $3,485, and $8,678 made pursuant to the Profit Sharing Plan for 1999, 1998 and 1997, respectively. No benefits were accrued under the Bank's Supplemental Executive Retirement Plan during the year ended December 31, 1997. For the years ended December 31, 1999 and 1998, Mr. Bailey accrued $36,750 and $29,500, respectively, in benefits under the Supplemental Executive Retirement Plan. Also includes the award of 2,153 shares under the ESOP during the fiscal year ended December 31, 1999, based upon the last sale price of the Common Stock on the date of the award.

         Employment Agreement. The Bank has entered into an employment agreement with its President, Larry V. Bailey. Mr. Bailey's base salary under the employment agreement is $130,000. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Bailey without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement but in no event for a period of less than twenty-four months. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Corporation, Mr. Bailey will be paid a lump sum amount equal to 2.99 times his five year average annual taxable cash compensation. If such payments had been made under the agreement as of December 31, 1999, such payments would have equaled approximately $399,863. The aggregate payments that would have been made to Mr. Bailey would be an expense to the Bank, thereby reducing the Bank's net income and its capital by that amount. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Bailey shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 65% of such base salary for the remaining term of such agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

         Supplemental Executive Retirement Plan. The Bank has a supplemental executive retirement plan ("SERP") for the benefit of its President, Mr. Bailey. The SERP will provide Mr. Bailey with a supplemental retirement benefit in addition to benefits under the Pension Plan and the ESOP. Under the SERP, Mr. Bailey's retirement pension will be supplemented by the crediting of an additional 15 years of service, provided that he retires after attainment of age
58. The SERP will provide a retirement benefit equal to 30% of final average earnings at retirement after age 65, in addition to the projected benefit of 36% of final average earnings under the Pension Plan (Pension Plan benefits are calculated based upon 2% times years of service times Final Average Earnings). Benefits payable under the Pension Plan will be reduced for retirement prior to age 65 based upon fewer years of service. Additionally, the SERP will reduce the Pension Plan reduction for retirement prior to age 65 from 3% per year to 2% per year. Payments under the SERP are accrued for financial reporting purposes during the period of employment. The SERP is unfunded. All benefits payable under the SERP would be paid from the Bank's current assets. There are no tax consequences to either the participant or the Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received, and the Bank will be entitled to recognize a tax-deductible compensation expense at that time.

         Option Plan. The Option Plan was approved by stockholders at a special meeting of stockholders held on February 2, 1999. Pursuant to the Option Plan, a number of additional authorized shares equal to up to 10% of the Common Stock issued in the Corporation's initial stock offering were reserved for issuance by the Corporation upon exercise of stock options to be granted to officers, directors, and employees of the Corporation and the Bank from time to time under the Option Plan (i.e., 155,393 shares). The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Corporation. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan.

         The following tables set forth additional information concerning options granted under the Option Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                  % of Total
                              # of Securities    Options/SARs
                                Underlying        Granted to
                               Options/SARs       Employees in       Exercise or Base
          Name                Granted(#)(1)       Fiscal Year         Price ($/Sh)        Expiration Date
         -----                ------------      --------------     -----------------      ---------------
Larry V. Bailey                 38,848              45.5%                $10.75           February 1, 2009

------------------------
(1)     No Stock Appreciation Rights (SARs) are authorized under the Option Plan

                             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                      AND FY-END OPTION/SAR VALUES (1)

                                                                       Number of Securities
                                                                            Underlying        Value of Unexercised
                                                                            Unexercised           In-The-Money
                                                                          Options/SARs at        Options/SARs at
                                                                         FY-End (#)(1)(2)       FY-End ($)(1)(3)
                            Shares Acquired                                Exercisable/           Exercisable/
         Name               on Exercise (#)      Value Realized ($)        Unexercisable          Unexercisable
         ----               ---------------      ------------------        -------------          -------------
Larry V. Bailey                   --                     --               7,769 / 31,079        $3,885 / $15,450

-------------------
(1)  No Stock Appreciation Rights (SARs) are authorized under the Option Plan.
(2) Includes options that are exercisable within 60 days of the Voting Record Date.
(3) Based upon an exercise price of $10.75 per share and the Common Stock's average bid and asked price of $11.25 as of December 31, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. As part of the employee and director benefit package, full-time and qualified part-time employees and directors of the Corporation are eligible for preferential interest rates on certain adjustable-rate residential mortgage loans and fixed-rate consumer loans made by the Bank after November 18, 1997. While such loans are made with a discounted interest rate based on the greater of the Bank's cost of funds or the Applicable Federal Rate, they are underwritten in accordance with the Bank's established underwriting guidelines. All other loans made by the Bank to employees and directors are on the same terms and conditions as those available to the general public.


--------------------------------------------------------------------------------
                  PROPOSAL II - RATIFICATION OF THE OPTION PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors adopted the Option Plan, and the Corporation's stockholders approved it on February 2, 1999 (the "Effective Date"). Pursuant to the Option Plan, up to 155,393 shares of Common Stock are reserved under the Corporation's authorized but unissued shares for issuance by the Corporation upon exercise of stock options granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Corporation and the Bank. There have been no changes made to the Option Plan since it was originally adopted by the Board of Directors and approved by stockholders of the Corporation. The only reason the Option Plan is being resubmitted to stockholders of the Corporation for ratification at this time is to comply with OTS interpretive letters, as discussed below.

         Pursuant to regulations of the Office of Thrift Supervision ("OTS"), applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Option Plan contains certain restrictions and limitations. The Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in control, as such term is defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the Option Plan (as previously approved by the stockholders on February 2, 1999) as a means of complying with the OTS interpretive letters.

         Ratification of the Option Plan will not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the Option Plan, or otherwise amend or modify the terms of the Option Plan. In the event that the Option Plan is not ratified by stockholders at the Meeting, the Option Plan will nevertheless remain in effect. However, any employee or director of the Corporation or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

         The Option Plan is administered by a committee of not less than two non-employee directors appointed by the Corporation's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee are "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee selects the officers and employees to whom options are granted and the number of options granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee constitutes a quorum and the action of a majority of the members present at any meeting at which a quorum is present constitutes the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee are eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan is evidenced by an instrument in such form as the Option Committee from time to time approves. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Corporation receives no monetary consideration for the granting of stock options under the Option Plan. Further, the Corporation receives no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise is again available for issuance under the option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either incentive stock options or non-incentive stock options. In general, if an Optionee ceases to serve as an employee of the Corporation for any reason other than disability or death, an exercisable incentive stock option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable incentive stock option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such incentive stock options on the date of termination of employment. The terms and conditions of non-incentive stock options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Option Plan requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in control, as such terms are defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the Option Plan, upon a Change in control, all options previously granted and outstanding as of the date of a Change in control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Corporation, and no Optionee shall have any of the rights of a stockholder of the Corporation until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Corporation under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Corporation may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted options under the Option Plan, the number of options to be granted to any participant, and whether options granted to each such participant shall be incentive stock options and/or non-incentive stock options. In selecting participants and in determining the number of shares of Common Stock subject to options to be granted to each participant, the Board or the Option Committee may consider the nature of the services rendered, current and potential contribution to the Corporation and other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall Common Stock subject to options granted to non-employee directors in the aggregate under the Option Plan exceed 30% of the total number of shares authorized for delivery, and no more than 5% of total shares may be awarded to any individual non-employee director. In no event shall Common Stock subject to options granted to any employee exceed 25% of the total number of shares authorized for delivery under the Option Plan.

         The table below presents information related to options previously awarded by the Corporation under the Option Plan. Ratification of the Option Plan does not impact the number of options previously awarded. Stockholder ratification of the Option Plan confirms the provisions of the Option Plan previously approved by stockholders of the Corporation. In accordance with the Option Plan, all outstanding options shall become immediately exercisable in the event of a change in control of the Corporation or the Bank.

                PREVIOUSLY AWARDED BENEFITS UNDER THE OPTION PLAN
                -------------------------------------------------
                                                             Number of Options
Name and Position                                              Granted(1)(2)
-----------------                                              -------------
Larry V. Bailey, President, CEO, CFO and Director                  38,848
Daniel G. Droste, Senior Vice President and Treasurer              19,424
Galen E. Graham, Senior Vice President and Secretary               19,424
Mark K. Fuchs, Vice President                                       7,769
Roger L. Coltrin, Director(3)                                       7,769
Donald V. Meyer, Director                                           7,769
James E. Breckenridge, Director(3)                                  7,769
William R. Butler, Jr., Director                                    7,769
J. Darcy Domoney, Director                                          7,769
Sherman W. Cole, Advisory Director                                  7,769
Executive Officer Group (3 persons)                                77,696
Non-Executive Director Group (5 persons)                           38,845
Non-Executive Officer Employee Group (35 persons)                   7,769
------------------------
(1) The exercise price of such options is $10.75 per share, the fair market value of the Common Stock on February 2, 1999, the date of grant. The exact dollar value of the options will equal the market price of the Common Stock on the date the option is exercised less the exercise price.
(2) Options shall vest 20% annually during periods of continued service as an employee, director, or director emeritus. Upon vesting, options shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus. Upon disability, death, or a change in control of the Corporation or the Bank, such options shall be 100% exercisable.
(3)  Nominee for election as a director.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Corporation, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder or the number of shares of Common Stock represented by each outstanding option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Corporation. Subject to any required action by the stockholders of the Corporation, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Corporation upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause incentive stock options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. The Option Plan provision to accelerate the exercise of options and the immediate exercisability of options in the case of a change in control of the Corporation could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Corporation due to the higher number of shares outstanding following such exercise of options.

         The power of the Option Committee to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in control of the Corporation could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Corporation due to the higher number of shares outstanding following such exercise of options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Corporation to exercise more options and hold more shares of the Corporation's Common Stock, and to possibly decrease the number of Options available to new management of the Corporation.

Amendment and Termination of the Option Plan

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Corporation.

Possible Dilutive Effects of the Option Plan

         The Common Stock issued upon the exercise of options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Corporation do not have preemptive rights, to the extent that the Corporation funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders would be diluted. If upon the exercise of all of the options, the Corporation delivers newly issued shares of Common Stock
(i.e., 155,393 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 10.5%. Ratification of the Option Plan does not increase the maximum number of shares issuable under the Option Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan have the following consequences:

     1. The grant of an option does not by itself result in the recognition of taxable income to an Optionee nor entitle the Corporation to a tax deduction at the time of such grant.

     2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Corporation to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

     3. The exercise of a non-incentive stock option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

     4. The Corporation will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

     5. In accordance with Section 162(m) of the Code, the Corporation's tax deductions for compensation paid to the most highly paid executives named in the Corporation's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Corporation intends for the award of options under the Option Plan to comply with the requirement for an exception to
          Section 162(m) of the Code applicable to stock option plans so that the Corporation's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Corporation uses the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the Option Plan is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the Option Plan, submitted as Proposal II.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE OPTION PLAN.


--------------------------------------------------------------------------------
                     PROPOSAL III - RATIFICATION OF THE RSP
--------------------------------------------------------------------------------

General

         The Board of Directors of the Corporation and the Bank have previously adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Corporation in a manner designed to encourage such persons to remain in the employment or service of the Bank. There have been no changes made to the RSP since it was originally adopted by the Board of Directors and approved by stockholders of the Corporation on February 2, 1999. The only reason the RSP is being resubmitted to stockholders of the Corporation for ratification at this time is to comply with OTS interpretive letters, as discussed below. As previously approved by stockholders of the Corporation on February 2, 1999 the Bank contributed sufficient funds to the RSP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 62,157 shares of Common Stock) in the open market. All of the Common Stock purchased by the RSP was purchased at the fair market value of such stock on the date of purchase. Awards under the RSP were made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the RSP contains certain restrictions and limitations. The RSP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a change in control, as such term is defined in the
RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of such awards upon a Change in control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the RSP (as previously approved by the stockholders on February 2, 1999) as a means of complying with the OTS interpretive letters.

         Ratification of the RSP does not increase the number of shares reserved for issuance thereunder, after the classes of individuals eligible to participate in the RSP, or otherwise amend or modify the terms of the RSP. In the event that the RSP is not ratified by stockholders at the Meeting, the RSP will nevertheless remain in effect. However, any employee or director of the Corporation or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the RSP

         Currently, the RSP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with accelerated vesting upon death or disability or a Change in control, as such terms are defined in the RSP), provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the RSP at the meeting will conform the acceleration of vesting of Awards upon a Change in control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the RSP upon a Change in control, all Awards previously granted and outstanding as of the date of a Change in control will automatically become exercisable and non-forfeitable.

         Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Corporation (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Corporation and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a change in control of the Corporation or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Corporation or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a change in control of the Corporation or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Corporation.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Corporation.

         The following table presents information related to the previously granted award of Common Stock under the RSP as authorized pursuant to the terms of the RSP. Ratification of such RSP does not change the number of shares awarded or other terms. Such ratification of the RSP confirms the provisions of the RSP previously approved by the stockholders of the Corporation.

                                        PRIOR AWARDS UNDER THE RSP
                                        --------------------------

Name and Position                                        Number of Shares (1)(2)
-----------------                                        -----------------------
Larry V. Bailey, President, CEO, CFO and Director               15,539
Daniel G. Droste, Senior Vice President and Treasurer            7,769
Galen E. Graham, Senior Vice President and Secretary             7,769
Mark K. Fuchs, Vice President                                    3,107
Roger L. Coltrin, Director(3)                                    3,107
Donald V. Meyer, Director                                        3,107
James E. Breckenridge, Director(3)                               3,107
William R. Butler, Jr., Director                                 3,107
J. Darcy Domoney, Director                                       3,107
Sherman W. Cole, Advisory Director                               3,107
Executive Officer Group (3 persons)                             31,077
Non-Executive Director Group (5 persons)                        15,535
Non-Executive Officer Employee Group (35 persons)                3,107

----------------------
(1) The exact dollar value of the shares of Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value of these awards is not presently determinable. On February 2, 2000, the date on which 20% of the awards previously granted vested, the closing market price of the Common Stock was $10.00.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP). Awards shall continue to vest during periods of service as an employee, director, or director emeritus.

Amendment and Termination of the RSP

         The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Corporation, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Corporation.

         In the event that the RSP is not ratified at the Meeting, the RSP will nevertheless remain in effect. Because shares for Awards under the RSP have already been purchased in the market, current shareholders will suffer no ownership dilution. However, in the event the RSP is ratified and a change in control of the Corporation occurs prior to the time that shares that have been awarded pursuant to the RSP would otherwise vest, the aggregate purchase price received by stockholders could be effectively reduced by the value of shares that vest solely because of the change in control. The Corporation currently has no plan in place that will result in the change in control.

Federal Income Tax Consequences

         Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal

Revenue Service within 30 days of the date of the transfer of the stock award. The Corporation will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Corporation will recognize compensation expense in the amount of the fair market value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the Awards are earned.

Stockholder Ratification

         The Corporation is submitting the RSP to stockholders for ratification in accordance with certain interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the RSP, submitted as Proposal III.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE RSP.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Corporation's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices at 600 Main Street, Osawatomie, Kansas 66064, no later than November 24, 2000. In addition, stockholder proposals must meet other applicable criteria as set forth in the Corporation's bylaws in order to be considered for inclusion in the Corporation's proxy materials.

         Under the Corporation's bylaws, stockholder proposals that are not included in the Corporation's proxy materials for next year's annual meeting, will only be considered at the next year's annual meeting if the stockholder submits notice of the proposal to the Corporation at the above address by February 17, 2001. In addition, stockholder proposals must meet other applicable criteria as set forth in the Corporation's bylaws in order to be considered at next year's annual meeting.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them

                                      -18
in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Corporation's 1999 Annual Report to Stockholders was mailed to all stockholders of record on or about March 14, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Corporation.


--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------
         A copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, First Kansas Financial Corporation, 600 Main Street, Osawatomie, Kansas 66064.

                                 BY ORDER OF THE BOARD OF DIRECTORS




                                /s/Galen E. Graham
                                ---------------------------------
                                Galen E. Graham
                                Secretary

Osawatomie, Kansas
March 14, 2000

--------------------------------------------------------------------------------
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 18, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of First Kansas Financial Corporation (the "Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders (the "Meeting"), to be held at 600 Main Street, Osawatomie, Kansas, on April 18, 2000, at 1:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                       FOR            WITHHELD
                                                       ---            --------

1.        The election as director of the nominees
          listed below for the terms indicated
          (except as marked to the contrary below):     [ ]             [ ]

          James E. Breckenridge (3-year term)
          Roger L. Coltrin (3-year term)
          Sherman W. Cole (1-year term)


INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.

          --------------------------------------
                                                           FOR   AGAINST ABSTAIN
                                                           ---   ------- -------
2.        The ratification of the First Kansas Financial
          Corporation 1999 Stock Option Plan                [ ]     [ ]    [ ]

3.        The ratification of the First Kansas Federal
          Savings Bank 1999 Restricted Stock Plan           [ ]     [ ]    [ ]

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

          The Board of Directors recommends a vote "FOR" all of the above listed proposals.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Corporation of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting, a Proxy Statement dated March 14, 2000 and the Annual Report.



Dated:-------------------------



---------------------------                       --------------------------
PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER


---------------------------                       --------------------------
SIGNATURE OF STOCKHOLDER                          SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------